Exhibit 10.11

*** CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS IN BRACKETS) HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL

MATERIAL TRANSFER AND COLLABORATION AGREEMENT

This Material Transfer and Option Agreement (“Agreement”), is made on April 11, 2019 (“Effective Date”) and is entered into by and between ADC THERAPEUTICS SA, a company having an address at Route de la Corniche 3B, 1066 Epalinges, Switzerland (“ADCT”), ADAGENE Inc., a Cayman company having an address at Grand Pavilion, Hibiscus Way, 802 West Bay Road, P.O. Box 31119, KY1-1205, Cayman Islands, (“ADAGENE”), ADAGENE also acting on behalf and for the account of its affiliated companies, including in the USA and in PRC, as listed in Annex 7 (individually “ADAGENE Affiliate” and collectively as “ADAGENE Affiliates”). ADCT and ADAGENE are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, ADCT has expertise and proprietary Intellectual Property (as defined below) in the field of antibody drug conjugates (“ADC”) and cancer cell destroying warheads known as [***] and

WHEREAS, ADAGENE has expertise and proprietary Intellectual Property in the field of antibody engineering known as SAFEbody™ (“SAFEbody Technology”).

WHEREAS, ADCT wishes ADAGENE, who agrees, to engineer certain antibodies selected by ADCT using the SAFEbody Technology to be used by ADCT for the research, development, manufacturing and potential commercialization of certain ADCs, in accordance with the terms and conditions of this Agreement and of the License Agreement (as defined below).

WHEREAS, should ADCT exercise its option for the License Agreement for the [***] SAFEbody ADC (as defined below), ADCT is willing to grant to ADAGENE a license to the [***] SAFEbody ADC in the territory of China as specified in the License Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:

1.                                      DEFINITIONS

Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings specified in this Section.

1.1          “ADAGENE Background IP” means Background IP owned or controlled, in whole or in part, by ADAGENE or any of its Affiliates, on the Effective Date of this Agreement, including the SAFEbody Technology and the [***] SAFEbody and the ADAGENE library of blocking peptides.

1.2                               “ADAGENE Final Report” shall have the meaning given in Section 2.5.

1.3          “ADAGENE Know-How” means any and all Know-How owned or controlled by ADAGENE or any of its Affiliates at any time relating to the SAFEbody Technology and any improvements thereof.

1.4          “ADAGENE Materials” means the [***] SAFEbody, including genetic sequences, and related Confidential Information, as supplied by ADAGENE to ADCT for the purpose of and for use in the Development Plan.

1.5          “ADAGENE New IP” means any improvements to the SAFEbody Technology and ADAGENE Background IP developed by ADAGENE or any of its Affiliates under this Agreement, the ADAGENE Platform Improvements and the ADAGENE library of peptides, including Results that are specific to such improvements and that are not specific to the [***] SAFEbody, the [***] SAFEbody (if any), any Conjugated Materials, the [***] SAFEbody Panel, or the [***] SAFEbody Panel, with the express exclusion of the [***] SAFEbody Panel, the [***] SAFEbody Panel, the ADCT New IP, the ADCT Platform Improvements, the Conjugated Materials and any ADC including the [***] SAFEbody, a [***] SAFEbody or the [***] SAFEbody.

1.6          “ADAGENE Patents” means any Patents and Patents Applications owned or controlled by ADAGENE or any of its Affiliates, necessary or useful to practice the SAFEbody Technology.

1.7          “ADAGENE Platform Improvements” means IP that is developed under this Agreement that specifically relates to ADAGENE’s proprietary SAFEbody Technology, and that is not specific to [***] SAFEbodies, [***] SAFEbodies, ADCs or ADCT’s proprietary [***] toxic molecules, or linkers, the ADCT Platform Improvements or the ADCT New IP.

1.8          “ADC” means an antibody drug conjugate in any form, as selected by ADCT in its sole discretion, containing any cytotoxic payload, such as a [***] or any other toxic molecule, linkers and/or other tangible material, as well as an antibody in any form (including the [***] SAFEbody, a [***] SAFEbody or the [***] SAFEbody, in each case as may be modified by ADCT as needed to facilitate its conjugation).

1.9          “ADCT Background IP” means Background IP owned or controlled, in whole or in part, by ADCT, including PBDs, or any other toxic molecules, linkers and/or other tangible materials, ADCs, the [***] and any IP related thereto.

1.10        “ADCT Platform Improvements” means IP that is developed under this Agreement that specifically relates to ADCT’s proprietary [***] toxic molecules, or linkers, used alone or in conjugation with the SAFEbody Technology.

1.11        “ADCT Final Report” shall have the meaning given in Section 2.5.

1.12        “ADCT Material” means any cytotoxic compounds, linkers and or other tangible material, including [***] the [***] SAFEbody and the [***] SAFEbody.

1.13        “ADCT New IP” means IP Rights covering the composition, the manufacturing, selling or use of the [***] SAFEbody, the [***] SAFEbody (if any), any Conjugated Materials, the [***] SAFEbody Panel, the [***] SAFEbody Panel, the Results (other than Results that are specific to improvements to the SAFEbody Technology and ADAGENE Background IP developed by ADAGENE or any of its Affiliates under this Agreement, the ADAGENE Platform Improvements and the ADAGENE library of peptides, in each case that are not specific to the [***] SAFEbody, the [***] SAFEbody (if any), any Conjugated Materials, the [***] SAFEbody Panel, or the [***] SAFEbody Panel), and any improvements to the ADCT Background IP developed under this Agreement. ADCT New IP expressly excludes the ADAGENE New IP.

1.14        “Affiliate” means any person, company or other entity that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party. For purposes of this Article 1.2, “control” means (i) the direct or indirect ownership of greater than fifty percent (50%) of the voting stock or other voting interests or interest in the profits of the Party, or (ii) the ability to otherwise control or direct the decisions of board of directors or equivalent governing body thereof.

1.15        “Background IP” means any IP that is owned or controlled (including through a license, sublicense or other right to exploit) by a Party or its Affiliates and that (a) exists as of and/or was conceived prior to the Effective Date of this Agreement or (b) is generated, conceived, obtained or otherwise acquired by a Party after the Effective Date independently of this Agreement without the use of the other Party’s Confidential Information or IP.

1.16        “BLA” means a biologies license application (“BLA”) filed with the U.S. Food and Drug Administration or any successor application thereto for approval to sell a biological product and any foreign equivalent of any such BLA application filed with a regulatory authority in any other country.

1.17        “Chinese Territory License” shall have the meaning given in Section 6.

1.18        “Commercially Reasonable Efforts” means, with respect to the performance of the Development Plan by a Party, the carrying out of such activities using efforts and resources that a biopharmaceutical company of similar size would typically devote to compounds or products of similar market potential at a similar stage in development or product life, taking into account all scientific, commercial and other factors that the Party would take into account, including issues of safety and efficacy, expected and actual cost and time to develop, expected and actual profitability (including payments required hereunder), expected and actual competitiveness of alternative Third Party products (including generic products) in the marketplace, the nature and extent of expected and actual market exclusivity (including Patent coverage and regulatory exclusivity), the expected likelihood of regulatory approval, the expected and actual labeling, the expected and actual reimbursability and pricing and the expected and actual amounts of marketing and promotional expenditures required.

1.19        “Confidential Information’’ means any non-public information proprietary to or controlled by a Party (“Disclosing Party”) and (i) disclosed in connection with this Agreement to the other Party (“Receiving Party”) in writing, orally or visually and which is identified as “confidential” or which should be considered confidential given the nature and circumstances of disclosure by a reasonable person working in the industry, or (ii) created by, or on behalf of, either Party and provided to the other Party, or created jointly by the Parties, in the course of this Agreement. Confidential Information may include but is not limited to technology, Know-How, methods, test results, data, protocols, product information, and other information relating to research, development, clinical, manufacturing, marketing, commercialization or regulatory related activities, business plans or financial information, and the Materials, Conjugated Materials or any other tangible materials and deliverables provided by one Party to the other Party. For clarity, proprietary information corresponding to IP owned by a Part}’ shall be deemed such Party’s Confidential Information, such Party shall be deemed the Disclosing Party and the other Party shall be deemed the Receiving Party, regardless of which Party actually disclosed or generated such information.

1.20        “Conjugated Materials” means the ADCs generated by ADCT by conjugating certain ADCT Materials to the [***] SAFEbody, the [***] SAFEbody or the [***] SAFEbody.

1.21        “Criteria” means a [***] SAFEbody and a [***] SAFEbody that exhibits a masking efficiency equal to or greater than [***] fold as compared to the corresponding native antibody, while the masking efficiency should approximately be one (1) or less than one (1) after proteolytical removal of the masking peptide. Masking efficiency is calculated as: EC50 (SAFEbody)/EC50 (corresponding native antibody).

1.22        “Development Plan” means the research program consisting of up to three proof of concepts research programs, namely the [***], [***] and [***] as detailed and defined in Annex 1.

1.23        “Exclusivity Fee” shall have the meaning given in Section 3.3.

1.24        “Field” means the use of ADCs for human therapeutics and related diagnostics.

1.25        “IND Application” means investigational new drug application filed with the U.S. Food and Drug Administration or any successor application thereto and any foreign equivalent of any such application filed with the applicable regulatory authority.

1.26        “Intellectual Property” or “IP” means all proprietary algorithms, apparatus, assay components, biological materials, cell lines, chemical compositions or structures, clinical trial designs, plans for obtaining regulatory approval, concepts, Confidential Information, Results, designs, diagrams, documentation, drawings, flow charts, formulae, ideas and inventions (whether or not patentable or reduced in practice), Patents, Know-How, trade secrets, marks (including brand names, trademarks, product names, logos, and slogans), methods, models, procedures, processes, protocols, specifications, techniques, tools, user interfaces, works of authorship, copyright, or other forms of IP.

1.27        “Intellectual Property Rights” or “IP Rights” means all past, present and future rights, which may exist or be created under the laws of any jurisdiction in the world, in Intellectual Property of every kind and nature.

1.28        “JSC” shall have the meaning set forth in Section 2.4.

1.29        “Know-How” means technical and other information which is not in the public domain including, ideas, concepts, inventions (whether or not patentable), discoveries, data, formulae, cell-line libraries, antibody libraries, algorithms, improvements, practices, trade secrets, techniques, methods, specifications, knowledge, clinical data, procedures for experiments and tests, results of experimentation and testing, results of research and development (including laboratory records and data analysis, pharmacological, toxicological, pharmacokinetic, pre-clinical and clinical study results, related reports, structure-activity relationship data and statistical analysis) regarding, without limitation, discovery, research, development, manufacturing, marketing, pricing, distribution, costs and sales relating to the SAFEbody Technology. Information in a compilation or a compilation of information may be Know-How notwithstanding that some or all of its individual elements are in the public domain. Know-How excludes any Patents and constitutes Confidential Information.

1.30        “License Agreement” means the license agreement executed between ADCT and ADAGENE and herein attached as Annex 2, by which ADAGENE will grant to ADCT after exercise of the [***] Option and/or [***] License Option, an exclusive, irrevocable (except as expressly set forth in the termination provisions of the License Agreement), worldwide, sub-licensable license under the Licensed IP to research, develop, manufacture, make, use, sell, offer for sale, market, commercialize, distribute and import, and have researched, developed, manufactured, made, used, sold, offered for sale, marketed, commercialized, distributed, or imported, ADCs in the Field. The License Agreement shall only become effective with respect to the [***] program if and when ADCT exercises its [***] Option in accordance with the procedure set forth in Section 5 below. The License Agreement shall only become effective with respect to the [***] program if and when ADCT exercises its [***] License Option in accordance with the procedure set forth in Section 5 below.

1.31        “Licensed IP” or “Licensed Intellectual Property” means any and all IP Rights owned or controlled by ADAGENE or any of its Affiliates at any time relating to the SAFEbody Technology, including the ADAGENE Background IP, the ADAGENE Patents if any, the ADAGENE Know-How and any other ADAGENE IP Rights relating thereto, and any improvements thereof.

1.32        “Materials” means the ADCT Materials, the Conjugated Materials, the ADAGENE Materials and any Confidential Information relating thereto.

1.33        “[***] Antibody” means a chimeric or humanized antibody which binds to the [***] Target, as selected and supplied by ADCT to ADAGENE for the purpose of ADAGEN engineering such antibody using the SAFEbody Technology and thus generating a [***] SAFEbody.

1.34        “[***] Option” shall have the meaning given in Section 5.1.

1.35        “[***] Option Period” means a period from the Effective Date of this Agreement until the earlier of: (i) twenty four (24) months from the date ADCT receives the [***] SAFEbody Panel from ADAGENE; or (ii) IND filing of the [***] SAFEbody ADC.

1.36        “[***] PoC”means the PoC for the [***] SAFEbody, the [***] SAFEbody Panel and the [***] SAFEbody ADCs, as further defined in the Development Plan.

1.37        “[***] PoC Initiation Notice” shall have the meaning given in Section 2.1.2.

1.38        “[***] SAFEbody” means the [***] Antibody supplied by ADCT and comprising a masking peptide identified using the SAFEbody Technology.

1.39        “[***] SAFEbody ADC” means an ADC containing a [***] SAFEbody.

1.40        “[***] SAFEbody Panel” means a panel of at least [***] SAFEbody versions of the [***] Antibody, as selected by the JSC. In the event there are more than [***] SAFEbody versions arising from ADAGENE’s activities under this Agreement that meet the Criteria, then the Parties shall discuss in good faith as to determine if the [***] SAFEbody Panel shall include more than [***] SAFEbody versions.

1.41        “[***] Target” means a Target that binds to [***], as exclusively reserved by ADAGENE to ADCT.

1.42        “Patents” means any patent applications, patents, author certificates, inventor certificates, utility models, and all foreign counterparts of them and includes all divisionals, renewals, continuations, continuations-in-part, extensions, reissues, substitutions, confirmations, registrations, revalidations and additions of or to them, as well as any supplementary protection certificate, or any like form of protection.

1.43        [***] means a compound containing the following atomic framework:

[***]

For the avoidance of doubt, such compounds may include additional unsaturation, be substituted on any position, or be fused to another structure.

1.44        “PoC” means Proof of Concept as further defined in the Development Plan.

1.45        “[***]” means the PoC for the development of [***] SAFEbody, [***] SAFEbody Panel and [***] SAFEbody ADCs, as further defined in the Development Plan.

1.46        “[***] Alternative Target” shall have the meaning given in Section 2.1.4 (b).

1.47        “[***] Antibody” means a chimeric or humanized antibody which binds to the [***] Target, as selected and supplied by ADCT to ADAGENE for the purpose of ADAGENE engineering such antibody using the SAFEbody Technology and thus generating a [***] SAFEbody.

1.48        “[***] Initiation Notice” shall have the meaning given in Section 2.1.4.

1.49        “[***] License” shall have the meaning given in Section 5.3.

1.50        “[***] License Option” shall have the meaning given in Section 5.4.

1.51        “[***] Option Period” means a period from the Effective Date of this Agreement until the earlier of: (i) twenty (24) months from the date ADCT receives the [***] SAFEbody Panel from ADAGENE; and (ii) IND filing the [***] SAFEbody ADC.

1.52        “[***] Reserved Targets” means the Targets identified in Annex 4, which are exclusively reserved by ADAGENE to ADCT in accordance with the terms and conditions of this Agreement.

1.53        “[***] SAFEbody” means the antibody sequence against the [***] Target selected and provided by ADCT for the purpose of the [***] and comprising a masking peptide identified using the SAFEbody Technology under [***].

1.54        “[***] SAFEbody ADCs” means an ADC containing a [***] SAFEbody.

1.55        “[***] SAFEbody Panel” means a panel of at least [***] SAFEbodies versions of the [***] Target based on an antibody sequence provioed by ADCT for the purpose of the [***] as selected by the JSC. In the event there are more than [***] SAFEbody versions arising from ADAGENE’s activities under this Agreement that meet the Criteria, then the Parties shall discuss in good faith as to determine if the [***] SAFEbody Panel shall include more than [***] SAFEbody versions.

1.56        “[***] Target” means the Target selected by ADCT in accordance with Section 2.1.4 for the purpose of [***] and against which ADAGENE shall generate the [***] SAFEbody Panel using the SAFEbody Technology based on the antibody sequence of [***] Antibody.

1.57        “Representatives” means the directors, officers, employees, agents, advisors, contractors of a Party or of its Affiliates.

1.58        “Reservation Fee” shall have the meaning given in Section 3.4.

1.59        “Results” means any and all data, information, Know-How, analysis, results, inventions, cell bank library, antibody library, [***] SAFEbody Panel, [***] SAFEbody Panel, whether patentable or not, which are generated, developed, or otherwise discovered pursuant to this Agreement by either Party (alone or with others) or by the Parties jointly, and which specifically relate to the [***] SAFEbody or [***] SAFEbody or ADC. For clarity, Results does not include ADAGENE’s existing masking peptide library.

1.60        “SAFEbody Technology” means ADAGENE’s proprietary antibody engineering technology performed by ADAGENE which enables an antibody to bind its target specifically only after conditional activation of the antibody, including but not limited to cleavage of a protecting group in the vicinity of a cancer cell, including as covered by the ADAGENE Patents and other ADAGENE Know-How described in Annex 5. Such protecting group is referred to herein as a “masking peptide” (such masking peptide may also include a portion which is cleaved).

1.61        ‘‘Successful Completion of GLP Toxicology Studies” means with respect to the [***] SAFEbody ADC and the [***] SAFEbody ADC a final report stating, in ADCT’s sole discretion, that the available results from GLP toxicology studies confirm the adequate safety profile of the [***] SAFEbody ADC or [***] SAFEbody ADC, as applicable, to support an IND filing.

1.62        “Target” means an antigen or protein described by a unique UniprotKB/Swiss Prot accession number (and all fragments, mutations, splice variants and isoforms thereof having the biological activity of such protein) against which ADCT intends to develop a [***] SAFEbody and/or the [***] SAFEbody.

1.63        “Term” shall have the meaning set forth in Section 9.1 to this Agreement.

1.64        “Territory” means People’s Republic of China, Macao, Hong-Kong and Taiwan.

1.65                        “Third Party” means any person other than ADCT, ADAGENE and their respective Affiliates.

1.66        “[***] PoC” means the PoC for the [***] SAFEbody as further defined in the Development Plan.

1.67        “[***] SAFEbody” means the ADAGENE proprietary [***] antibody that binds to [***] as engineered by ADAGENE using the SAFEbody Technology.

2.             DEVELOPMENT PLAN

2.1          ADCT and ADAGENE agree to conduct the Development Plan as set forth in Annex 1 and in accordance with the terms and conditions of this Agreement. The Parties acknowledge and agree that the Development Plan shall divided in up to three proof of concept development programs, namely the [***] PoC, the [***] PoC and [***], as detailed in Annex 1. Prom time to time during the Term, ADCT shall have the right to modify the Development Plan by written notice to ADAGENE, provided that any such modification that would result in a material increase of ADAGENE’s obligations (including unreimbursed expenses from ADCT) under the Development Plan shall require ADAGENE’s prior written consent.

2.1.1                     The Parties agree to initiate the [***] PoC upon the Effective Date of this Agreement. ADAGENE shall supply 150 mg of [***] SAFEbody at no cost to ADCT at such date as specified in Annex 1.

2.1.2                     ADCT may notify ADAGENE in writing of its desire to initiate the [***] PoC at any time during the [***] Option Period but at the latest within sixty (60) days of completion of [***] PoC (“[***] PoC Initiation Notice”). [***] Antibody is hereby exclusively reserved for ADCT in accordance with Section 2.2.1. For the avoidance of doubt, ADCT is under no obligation to initiate the [***] PoC under this Agreement.

2.1.3                     Within [***] from the date of the [***] PoC Initiation Notice, ADAGENE shall generate and select [***] SAFEbodies meeting the Criteria, and supply to ADCT the amino acid sequences of the corresponding masking peptides, and such information shall be deemed Confidential Information of ADCT. For this purpose, ADAGENE shall select those [***] SAFEbodies within a library of antibodies, that, in its reasonable experience, Know-How, and considering ADCT’s input as well, will present the best engineered structure to successfully enable conjugation with the ADCT Materials. During this process, ADAGENE shall fully collaborate with ADCT and work in full transparency with ADCT in order to elect the best [***] SAFEbodies to be the [***] SAFEbody Panel. Final decision relating to the selection of the [***] SAFEbody Panel shall be made by the JSC. ADCT acknowledges that the generation and selection of biomolecules is unpredictable and that the timeline for generation and selection of the masking peptides may be delayed, and the [***] period will be extended by any reasonable delay outside of ADAGENE’s control.

2.1.4                     [***] initiation.

a)             In addition, at any time during the [***] Option Period, ADCT may elect to initiate [***] by sending written notice to ADAGENE identifying the [***] Target elected by ADCT, such elected [***] Target being either from the list of the [***] Reserved Targets or a [***] Alternative Target (as sot forth in Section 2.1.4 (b) below) (“[***] Initiation Notice”), it being however understood and agreed that ADCT is under no obligation to initiate the [***] under this Agreement.

b)             For the purpose of [***] Target election, no later than [***] days before the expiry date of the [***] Option Period, ADCT may ask ADAGENE in writing (including by email) to confirm if a certain Target named by ADCT, other than the [***] Reserved Targets, (the “[***] Alternative Target”), is available and can be elected by ADCT as a [***] Target under this Agreement. Within [***] business days from the date of ADCT’s request. ADAGENE shall confirm if the [***] Alternative Target is available or not as an Target to the sole and exclusive benefit of ADCT. The [***] Alternative Target shall be deemed available if ADAGENE has not, prior to ADCT’s notice hereunder and as supported by written evidence as set forth below, either (i) already granted exclusive development and commercial rights to the [***] Alternative Target to a Third Party; or (ii) has agreed to a bona fide term sheet and is in preparation or negotiations for a definitive agreement to grant exclusive development and commercial rights to the [***] Alternative Target to a Third Party, provided that in such event, if ADAGENE does not enter into such definitive agreement with such Third Party prior to the expiration of the [***] Option Period, then ADCT shall have the right to elect such Target as the [***] Target under Section 2.1.4(a); or (iii) elected to retain the exclusive rights itself to such [***] Alternative Target and is actively developing its SAFEbody Technology agains such [***] Alternative Target. If ADAGENE claims that the [***] Alternative Target is not available, ADAGENE shall provide ADCT’s outside counsel in confidence with a copy of the exclusive reservation agreement with such Third Party (provided that the financial terms of said agreement might be redacted) or provide ADCT with written evidence that the [***] Alternative Target is being actively developed by ADAGENE as supported by dated pre-clinical or clinical data. If the requested [***] Alternative Target is available, ADAGENE shall immediately notify ADCTand ADCT shall have the right, but not the obligation, to elect such [***] Alternative Target as the [***] Target in lieu of either Reserved Target in accordance with Section 2.1.4 (a) above prior to the expiration of the [***] Option Period.

c)              Upon election of the [***] Target as stated in the [***] Initiation Notice, ADAGENE shall be free to release the exclusive reservation to the other Target(s) not-elected for the purpose of the [***] (i.e. either one or both [***] Reserved Target(s) or the [***] Alternative Target as the case may be), and ADAGENE shall be free to develop those other Targets which have not been elected for the [***] as it deems appropriate.

2.1.5                                             Within [***] months from the date of the [***] Initiation Notice, ADAGENE shall generate and select [***] SAFEbodies meeting the Criteria, and supply to ADCT the amino acid sequences of the corresponding masking peptides, and such information shall be deemed Confidential Information of ADCT. For this purpose, ADAGENE shall select those [***] SAFEbodies within a library of antibodies, that, in its reasonable experience, Know-How, and considering ADCT’s input as well, will present the best engineered structure to successfully enable conjugation with the ADCT Materials. During this process, ADAGENE shall fully collaborate with ADCT and work in full transparency with ADCT in order to elect the best [***] SAFEbodies to be the [***] SAFEbody Panel. Final decision relating to the selection of the [***] SAFEbody Panel shall be made by the JSC. ADCT acknowledges that the generation and selection of biomolecules is unpredictable and that the timeline for generation and selection of the masking peptides may be delayed, and the [***] period will be extended by any reasonable delay outside of ADAGENE’s control.

2.2          Exclusivity and non-compete obligations.

2.2.1                     (A) Effective from the Effective Date, ADAGENE agrees to exclusively reserve the [***] Target and to exclusively develop a [***] SAFEbody for the sole benefit of ADCT. (B) Further, ADAGENE shall refrain from (i) developing for itself or for or with any Third Party a [***] SAFEbody or any other antibody or antibody drug conjugate that binds to the [***] Target, regardless of whether (a) it uses the SAFEbody Technology or not; or (b) it is selected from the ADAGENE proprietary antibody library or not; and (ii) granting to a Third Party any rights to ADAGENE’s Intellectual Property Rights necessary or useful for the Development Plan or which would preclude ADAGENE from granting the License Agreement under Section 5; and (iii) taking any actions which would result in infringing any of ADCT’s IP Rights in the ADCT New IP. The obligations under this section 2.21 (A) and 2.2.1 (B)(i) and (ii) shall terminate immediately if the [***] PoC is never initiated by ADCT, or [***] PoC is initiated but the [***] Option is not exercised by ADCT in the [***] Option Period, in which case the obligations under this Section 2.2.1 (i) and (ii) shall terminate at the end of the [***] Option Period or, if earlier, on the effective date of termination of this Agreement. Unless terminated as provided in this Section 2.2.1, the obligations under this Section 2.2.1 shall survive the expiration of this Agreement.

2.2.2                     (A) Effective from the Effective Date of this Agreement, ADAGENE agrees to exclusively reserve the [***] Reserved Targets and to exclusively develop SAFEbody versions of the [***] Reserved Targets for the exclusive benefit of ADCT. ADAGENE shall also exclusively reserve [***] Alternative Target as soon as its availability is confirmed in accordance with Section 2.1.4 (b) and exclusively develop SAFEbody versions of the [***] Alternative Target for the exclusive benefit of ADCT. (B) Further, ADAGENE shall refrain from (i) developing for itself or for or with any Third Party a [***] SAFEbody or any other antibody or antibody drug conjugate that binds to the [***] Reserved Targets or [***] Alternative Target, regardless of whether (a) it uses the SAFEbody Technology or not; or (b) it is selected from the ADAGENE proprietary antibody library or not; and (ii) granting to a Third Party any rights to ADAGENE’s Intellectual Property Rights necessary or useful for the Development Plan or which would preclude ADAGENE from granting the [***] License under Section 5; and (iii) from taking any actions which would result in infringing any of ADCT’s IP Rights in the ADCT New IP. ADAGENE shall be released from its obligations under this section 2.2.2 (A) and 2.2.2 (B) (i) and (ii) as follows:

•                  if [***] is never initiated by ADCT, or if ADCT elects the [***] Alternative Target for [***] in accordance with Section 2.1.4, then both [***] Reserved targets shall be released from the [***] Initiation Notice date, or

•                  if ADCT elects one of the two [***] Reserved Targets for the purpose of the [***] in accordance with Section 2.1.4, then the [***] Reserved Target and the [***] Alternative Target if any which has not been elected for [***] shall be released from the [***] Initiation Notice date; or

•                  if [***] is initiated with any [***] Targets but the [***] Option is not exercised by ADCT within the [***] Option Period, then the [***] Target elected for [***] shall be released at expiry of the [***] Option Period, or, if earlier, on the effective date of termination of this Agreement.

Unless terminated as provided in this Section 2.2.2, the obligations under this Section 2.2.2 shall survive the expiration of this Agreement.

2.3          Each Party shall use its Commercially Reasonable Efforts to achieve the objectives of the Development Plan. Both Parties shall fully collaborate and assist the other as necessary and shall allocate sufficient time, effort, equipment, facilities and personnel with sufficient skills, training and experience to conduct the activities under the Development Plan and accomplish the objectives of the Development Plan.

2.4          JSC. Promptly, but in no event later than ten (10) days from the Effective Date, the Parties shall establish a joint steering committee (“JSC”) which shall consist of two (2) Representatives from each of the Parties, with each Representative (including replacements) having the requisite experience and seniority to enable such person to make decision on behalf of the Parties with respect to the issues falling within the jurisdiction of the JSC. The Parties may substitute at any time, any of its Representatives on written notice to the other Party. ADCT shall select from its Representatives the chairperson for the JSC. The JSC shall:

2.4.1                     Meet at least once a quarter in person or by telephone or as otherwise agreed to by the Parties;

2.4.2                     Be responsible for the oversight of the progress of the activities of each Party under the Development Plan;

2.4.3                     Select the [***] SAFEbody Panel and the [***] SAFEbody Panel;

2.4.4                     Review the Periodic Development Reports and Final Reports for each PoC (as defined in Section 2.5);

2.4.5                     Discuss and seek resolution of issues around the execution and completion of the Development Plan.

2.5          JSC Decisions. Decisions of the JSC shall be by consensus. If no consensus can be reached by the JSC members within ten (10) days of a matter being raised at the JSC level, the matter of disagreement shall be escalated to the CEOs (or its designee as advised by the CEO) of both Parties for a final good faith resolution of the issue, to be made within (7) days of its escalation to the CEOs. If no agreement can be found, ADCT shall have a casting vote. No decisions of the JSC will (i) require either Party to violate any applicable laws or any agreement it may have with any Third Party or (ii) amend the terms and conditions of this Agreement.

2.6          Each Party shall ensure that the other Party is kept fully informed in writing on a monthly basis of the progress of its activities under the Development Plan and of the Results (“Periodic Development Reports”). Within thirty (30) days of completion of its respective activities under each PoC under the Development Plan, ADAGENE shall provide ADCT with a final written report describing the work conducted by it under the Development Plan and all Results related to the [***] SAFEbody, the [***] SAFEbody Panel or the [***] SAFEbody Panel (“ADAGENE Final Report”). In addition, at the latest (i) within twelve (12) months of receipt by ADCT of the [***] SAFEbody and (ii) eighteen (18) months from receipt by ADCT of the respective [***] SAFEbody Panel and of the [***] SAFEbody Panel, ADCT shall provide ADAGENE with a final written report describing the work conducted by it under the relevant PoC and all Results relating thereto (“ADCT Final Report”).

2.7          Unless otherwise agreed to in writing by the Parties or unless authorized under the License Agreement, the [***] License or the Chinese Territory License, each Party agrees to use the Confidential Information and the materials supplied by the other Party solely for the purpose of performing the Development Plan.

2.8          Neither Party shall use the other Party’s Materials for the purposes of the diagnosis, treatment or any other activity in humans.

2.9          Neither Parry shall transfer the Materials of the other Party or their compositions, sequences or structural characteristics to any third party, except that ADCT is entitled to subcontract any of its activities assigned to it under the Development Plan to third parties, provided that such third parties shall be subject to obligations relating to IP Rights, confidentiality and non-use no less restrictive than the obligations of ADCT pursuant to this Agreement.

2.10        Each Party shall comply with all applicable laws, regulations and codes of practice in the performance of the Development Plan, including, but not limited to, good laboratory practices, animal welfare laws and regulations and will obtain all necessary certifications, licenses and approvals necessary to allow it to carry out its activities under the Development Plan.

3.             COSTS

3.1          For the purpose of [***] PoC of the Development Plan, ADAGENE shall supply [***] SAFEbody to ADCT at no charge. For the avoidance of doubt, no payment shall be due by ADCT to ADAGENE under the [***] POC.

3.2          ADCT shall bear its own costs and expenses associated with its activities under the Development Plan. In addition, (i) for the purpose of the [***] PoC, ADCT shall supply the [***] Antibody to ADAGENE at no cost to ADAGENE; and (ii) for the purpose of [***] of the Development Plan, ADCT shall also supply the Antibody to ADAGENE at no cost to ADAGENE.

3.3          In consideration of the exclusivity rights granted to ADCT under this Agreement, ADCT will pay to ADAGENE a one-time milestone payment of [***] US Dollars ($[***] payable within [***] days after successful outcome of the first in vivo study with the [***] SAFEbody ADC (‘‘Exclusivity Fee”).

3.4          In consideration of the exclusive reservation of the [***] Reserved Targets under this Agreement in accordance with Section 2.2.2, ADCT shall pay to ADAGENE a reservation fee of: (a) [***] US Dollars ($ [***] ), within thirty (30) days after the Effective Date of this Agreement after receiving an invoice thereof from ADAGENE; and (b) in the event ADCT wishes to maintain the Reserved Target for a second year, [***] US Dollars ($ [***] ), within [***] days the first (1st) anniversary of this Agreement after receiving an invoice thereof from ADAGENE.

3.5          In the event ADCT elects to proceed with the [***] PoC under the Development Plan, ADAGENE shall be entitled to the following payments as a compensation for the development and manufacturing and supply of the [***] SAFEbody Panel:

3.5.1       [***] US Dollars ($[***])to be by ADAGENE upon receipt of the [***] Antibody from ADCT; and

3.5.2       [***] US Dollars ($[***]) to be by ADAGENE once ADAGENE has delivered to ADCT the amino acid sequence of the corresponding masking peptides and [***] of necessary quality of each [***] SAFEbody among the [***] SAFEbody Panel that meet the Criteria and which have been elected by the JSC to allow ADCT to conduct the [***] PoC. In the event the quantity or quality of the supplied [***] SAFEbody Panel is insufficient to ADCT’s sole discretion, ADCT shall inform ADAGENE with no delay and ADAGENE shall supply additional quantities of the relevant [***] SAFEbody to ADCT at no additional cost.

3.6          In the event ADCT elects to proceed with [***] under the Development Plan, ADAGENE shall be entitled to the following payments as a compensation for the development and manufacturing of the [***] SAFEbody Panel:

3.6.1       $[***] US Dollars) to be invoiced by ADAGENE upon receipt of the Antibody from ADCT; and

3.6.2       $[***] US Dollars) to be invoiced by ADAGENE once ADAGENE has delivered to ADCT the amino acid sequence of the corresponding masking peptides and [***] of necessary quality of each [***] SAFEbody among the [***] SAFEbody Panel that meet the Criteria and which have been elected by JSC to allow ADCT to conduct the [***] PoC. In the event the quantity or quality of the supplied [***] SAFEbody Panel is insufficient to ADCT.s sole discretion, ADCT shall inform ADAGENE with no delay and ADAGENE shall supply additional quantities of the relevant [***] SAFEbody to ADCT at no additional cost.

3.7          Undisputed invoices shall be payable by ADCT within thirty (30) day of receipt of the invoice, to the bank account of ADAGENE:

Account Name:	[***]
Bank Name:	[***]
Bank Address:	[***]
Central, Hong Kong.
Account Number:	[***]
SWIFT Number:	[***]

or if specified on the invoice, the bank account indicated on the invoice. Invoices shall be issued in ADCT’s name and address and shall contain ADCT’s PO number (as provided by ADCT), product name, ADCT’s contact name, description of the invoiced services, bank account number, routing/swift code number. Invoices shall be sent by email to: Accounts.Payable@adctherapeutics.com

4.             INTELLECTUAL PROPERTY AND RESULTS

4.1          Background IP. Except as explicitly set forth in this Agreement, each Party will retain all its right, title, and interest in and to its Confidential Information, Materials and Background IP. For the avoidance of doubt, ADCT and/or its Affiliates or designees have and retain all right, title and/or interest in the PBDs and all ADCT Background IP specifically related to PBDs and ADCT Materials.

4.2          No implied licenses. Neither Party transfers or grants any rights or licenses to the other Party under its respective Materials, Confidential Information and IP or other IP Rights owned or controlled by that Party except for the right to use the same solely for the purpose of the Development Plan.

4.3          ADCT New IP. ADCT and/or its designee shall own (alone or jointly with its Third Party licensor(s)) all ADCT New IP. ADAGENE acknowledges and agrees that the ADCT New IP may as the case may be, be owned solely by ADCT or jointly by ADCT and ADCT’s Third Party licensor(s) or solely by ADCT’s Third Party licensor(s), including in particular with regards to any IP relating to PBDs and ADCs, including the Conjugated Materials. With respect to the Results included in the ADCT New IP, ADAGENE retains the right to use the Results for the improvement of its SAFEbody Technology platform, including for use of the SAFEbody Technology with its bona fide collaborators; provided that (i) ADAGENE shall not use the Results included in the ADCT New IP with Third Parties until ADCT has filed Patents on the ADCT New IP, and (ii) ADAGENE shall not use the Results in breach of its obligations under Section 2.2 herein and (iii) the Results that are not ADAGENE New IP will remain the Confidential Information of ADCT.

4.4          ADAGENE New IP. ADAGENE or its designee shall solely own all ADAGENE New IP.

4.5          IP assignments.

4.5.1               ADAGENE agrees to assign and hereby assigns all IP in the ADCT New IP and the ADCT Platform Improvements (in each case together with all IP Rights therein) to ADCT or its designee and will provide all necessary assistance and execute any IP assignment document, or other document, reasonably requested by ADCT, at ADCT’s cost, in each case that is reasonably necessary to give effect to Sections 4.3. ADAGENE acknowledges and agrees that ADCT may be bound by certain IP assignment obligations towards ADCT’s Third Party licensor(s), including in particular with regards to any IP relating to PBDs and ADCs, including the Conjugated Materials, and ADAGENE agrees to not take any action which would prevent ADCT from complying with its assignment obligations thereto.

4.5.2               ADCT agrees to assign and hereby assigns all IP in the ADAGENE Platform Improvements to ADAGENE or its designee and will provide all necessary assistance and execute any IP assignment document, or other document, reasonably requested by ADAGENE, at ADAGENE’s cost, in each case that is reasonably necessary to give effect to Sections 43. ADAGENE acknowledges and agrees that ADCT may be bound by certain IP assignment obligations towards ADCT’s Third Party licensor(s), including in particular with regards to any IP relating to PBDs and ADCs, including the Conjugated Materials, and ADAGENE agrees to not take any action which would prevent ADCT from complying with its assignment obligations thereto.

4.6          ADAGENE Patents’ prosecution and maintenance. Subject to Section 4.8, ADAGENE shall, at its sole cost, have the sole right to prosecute and maintain worldwide Patents and Patent applications relating to ADAGENE Background IP and ADAGENE New IP. ADAGENE shall not abandon any of the ADAGENE Key IP (as defined below). ADAGENE shall timely, and at least thirty (30) days in advance, inform and consult ADCT on Patent applications and prosecution relating to ADAGENE Key IP, and provide ADCT with a copy of such Patent applications for that purpose. ADCT shall review and comment thereon within thirty (30) days. ADAGENE shall reasonably consider and incorporate in good faith ADCT’s comments and requests. “ADAGENE Key IP” means all ADAGENE Patents that (a) claim composition(s) and/or method(s) used by ADAGENE to generate the [***] SAFEbody(ies) and/or [***] SAFEbody(ies) under this Agreement, (b) would reasonably expected to protect the exclusivity of ADCT’s exploitation of [***] SAFEbody(ies) and/or [***] SAFEbody(ies); and/or (c) would reasonably expected to affect the ADCT New IP.

4.7          ADCT Patents’ prosecution and maintenance. Subject to Section 4.8, ADCT shall be free at all times to prosecute and maintain (or have prosecuted and maintained) worldwide Patents and Patent applications relating to ADCT Background IP.

4.8          IP Standstill and New IP filing.

4.8.1               From the Effective Date of this Agreement and until the earlier of (A) ADCT exercising the [***] Option or the [***] License Option respectively, or (B) the Parties agreeing in writing after consultation with the IP counsels of both Parties, and except as provided in the final two sentence of this Section 4.8.1, (i) neither Party shall file any patent application on any Intellectual Property claiming or covering the ADCT New IP; and (ii) ADAGENE shall not file any patent application on any Intellectual Property claiming or covering the ADAGENE New IP made in the performance of this Agreement; and (iii) neither Party shall file any IP which would create a material prior art issue for future filings of the ADCT New IP or ADAGENE New IP. When patent filing of the ADCT New IP and/or the ADAGENE New IP is authorized in accordance with the terms and conditions of this Section, the Parties agree to first consult with each other in good faith and to file any patent applications relating to their respective new IP under this Agreement on the same day and take all necessary actions to avoid any double patenting issues. For avoidance of doubt, ADCT New IP will be filed separately from ADAGENE New IP. The foregoing shall not be construed as preventing ADAGENE from filing any patent application claiming SAFEbodies against any other Target, provided that ADAGENE provide ADCT sixty (60)-day notice of its intent to make such a filing prior to such filing. Upon receiving such notice, ADCT shall have the right to file patent applications claiming or covering any and all ADCT New IP on the same day ADAGENE files such patent application, or thereafter, in which case the IP standstill provision on ADCT on ADCT New IP under this Section 4.8.1 shall be of no further effect. ADAGENE shall coordinate with ADCT to ensure that ADCT can file its patent applications (if ADCT so chooses and informs ADAGENE within 30 days of such notice) on that same day.

4.8.2               In addition, ADCT shall not file any patent application relating to the [***] SAFEbody and neither Party shall file any patent application relating to the [***] SAFEbody ADC, in each case made in the performance of this Agreement, and the Parties agree to keep the [***] SAFEbody ADC trade secret and confidential at all times; provided, however, that ADAGENE may disclose data, information and results that are related to the [***] SAFEbody ADC with its actual and potential investors, acquirers and collaborators under written obligations of confidentiality, provided that such data, information or results does not include the identity of ADCT or any of ADCT’s conjugation technology, including the structure or identity of the PBD or linker used. This Section shall expressly survive termination of this Agreement.

4.9          During the Term, ADAGENE shall refrain from (i) using, for the purpose of the Development Plan, any IP Rights pertaining to or otherwise licensed from a Third Party or exclusively licensed to a Third Party which would preclude ADAGENE from granting the License Agreement under Section 5 or ADCT to own the ADCT New IP; and/or (a) granting any rights to any Third Party for any Intellectual Property Rights necessary or useful for the Development Plan and the License Agreement in a manner that would preclude a license grant under Section 5 herein.

5.             OPTION RIGHT TO THE LICENSE AGREEMENT

5.1          The Parties have mutually agreed that, at ADCT’s sole discretion and option, and subject to the terms contained herein in Section 5.1, ADAGENE grants ADCT an exclusive option (“the [***] Option”) to a worldwide, irrevocable (except as expressly set forth in the termination provisions of the License Agreement), sub-licensable, license under the Licensed IP to research, develop, manufacture, make, use, sell, offer for sale, market, commercialize, distribute and import, and have researched, developed, manufactured, made, used, sold, offered for sale, marketed, commercialized, distributed, or imported, ADCs containing the [***] SAFEbody in the Field, in accordance with the terms and conditions of the License Agreement.

5.2          For the purpose of Section 5.1, at any time during the [***] Option Period, ADCT shall have the right, but not the obligation, to activate, upon written notice to ADAGENE, the License Agreement for the [***] SAFEbody and the License Agreement shall then become effective on the date of the option notice to ADAGENE. If ADCT does not exercise the [***] Option within the [***] Option Period, (i) ADCT shall have no further rights with respect to the [***] SAFEbody (ii) the IP standstill provision under Section 4.8 shall survive, and (iii) ADAGENE shall be free to research, develop or commercialize a [***] SAFEbody targeting the [***] Target, including as an antibody drug conjugate, provided however that it is understood and agreed that ADCT does not grant any rights to ADAGENE under this Agreement to the [***] SAFEbody ADC or to PBDs or ADCs under the ADCT Background IP or the ADCT New IP in connection with ADAGENE’s development and commercialization of such [***] SAFEbodies.

5.3          In addition, ADAGENE hereby grants ADCT a right to elect, at any time during the [***] Option Period, a Target for the conduct of [***] in accordance with Section 2.1.4 and to opt during the [***] Option Period for an exclusive, worldwide, irrevocable (except as expressly set forth in the termination provisions of the License Agreement), sub-licensable, license under the Licensed IP to research, develop, manufacture, make, use, sell, offer for sale, market, commercialize, distribute and import, and have researched, developed, manufactured, made, used, sold, offered for sale, marketed, commercialized, distributed, or imported, ADCs containing the [***] SAFEbody in the Field on the terms and conditions contained in the License Agreement (“[***] License”).

5.4          For the purpose of Section 5.3, at any time during the [***] Option Period. ADCT shall have the right, but not the obligation, to exercise its option right to obtain the [***] License by notifying ADAGENE (“[***] License Option”). If ADCT does not exercise the [***] License Option, (i) ADCT shall have no further rights with respect to the [***] SAFEbody; and (ii) the IP standstill provision under Section 4.8 shall survive; and (iii) ADAGENE shall be free to research, develop or commercialize a [***] SAFEbody targeting the [***] Reserved Targets and, if applicable, the [***] Alternative Target, including as an antibody drug conjugate, provided however that it is understood and agreed that ADCT does not grant any rights to ADAGENE under this Agreement to the [***] SAFEbody ADC or to PBDs or ADCs under the ADCT Background IP or the ADCT New IP in connection with ADAGENE’s development and commercialization of such [***] SAFEbodies.

5.5          For clarity, no option is granted by ADAGENE to ADCT with respect to the [***] SAFEbody. ADCT acknowledges that ADCT has no right to develop or commercialize the [***] SAFEbody or any [***] SAFEbody ADC, and ADAGENE will have the sole right in its sole discretion to develop and commercialize the [***] SAFEbody.

6.             COMMERCIAL OPTION

6.1          The Parties mutually agree that should ADCT activate the License Agreement in accordance with Section 5.2 and achieve Successful Completion of the GLP Toxicology Studies for the [***] SAFFbody ADC and/or the [***] SAFEbody ADC. except if such [***] SAFEbody ADC binds to the [***] (Uniprot Code [***]) Target, ADCT would grant ADAGENE for a period of [***] starting from such Successful Completion of the GLP Toxicology Studies for the [***] SAFEbody ADC or the [***] SAFEbody ADC which does not bind to the [***] Target, as applicable, the right to obtain a license to develop, manufacture, make, use, sell, offer for sale, market, commercialize, distribute and import, and have developed, used, sold, offered for sale, marketed, commercialized, distributed, or imported, ADCs containing the [***] SAFEbody and/or the [***] SAFEbody ADC which does not bind to the [***] Target in the Field for sale in the Territory, in accordance with the terms and conditions contained in Annex 3 (“Chinese Territory License Terms”). For the sake of clarity, ADAGENE has no option to negotiate a license, in the Territory, for a [***] SAFEbody ADC that binds to the [***] Target.

7.             CONFIDENTIALITY

7.1          Non-use and non-disclosure of Confidential Information. During the Term, and for a period often (10) years thereafter, a Party shall (i) except to the extent permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party any Confidential Information of the other Party; (ii) except in connection with activities permitted by this Agreement or otherwise agreed to in writing, not use for any purpose any Confidential Information of the other Party; and (iii) take all reasonable precautions to protect the Confidential Information of the other Party, including all precautions a Party employs with respect to its own confidential information of a similar nature and taking reasonable precautions to assure that no unauthorized use or disclosure is made by others to whom access to the Confidential Information of the Party is granted. ADAGENE shall further take all necessary measures to maintain confidential and to not disclose, and it shall cause its Representatives to maintain confidential and not disclose, to any Third Party not bound by any confidentiality obligation or otherwise in breach of ADCF’s rights under this Agreement, any Confidential Information relating to the SAFEbody Technology and the ADAGENE Know-How and any IP Rights relating thereto.

7.2          Exclusions regarding Confidential Information. Notwithstanding anything set forth to the contrary in this Article 7, the obligations of Article 7.1 above shall not apply to the extent that the Party seeking the benefit of the exclusion can demonstrate that the Confidential Information of the other Party:

a)            except for ADCT Confidential Information developed by ADAGENE for ADCT, was already known to the receiving Party, other than under an obligation of confidentiality, at the time of receipt by the receiving Party;

b)            was generally available to the public or otherwise part of the public domain at the time of its receipt by the receiving Party;

c)                                      became generally available to the public or otherwise part of the public domain after its receipt by the receiving Party other than through any act or omission of the receiving Party in breach of this Agreement;

d)                                     was received by the receiving Party without an obligation of confidentiality from a Third Party having the right to disclose such information without restriction;

e)                                      except for ADCT Confidential Information developed by ADAGENE for ADCT, was independently developed by or for the receiving Party without use of or reference to the Confidential Information of the other Party; or

f)                                       was released from the restrictions set forth in this Agreement by express prior written consent of the Party.

7.3                               Authorized disclosures of Confidential Information. Notwithstanding the foregoing, a Party may use and disclose the Confidential Information of the other Party as follows:

a)                                     if required by law or governmental regulation, provided that the Party seeking to disclose the Confidential Information of the other Party shall (i) use all reasonable efforts to inform the other Party prior to making any such disclosures and cooperate with the other Party in seeking a protective order or other appropriate remedy (including redaction) and (ii) whenever possible, request confidential treatment of such information;

b)                                     as reasonably necessary to obtain or maintain any regulatory approval, including to conduct preclinical studies and clinical trials and for pricing approvals, for any Licensed Product, provided, that, the disclosing Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such regulatory agency and to otherwise maintain the confidentiality of the Confidential Information to the same extent to which it maintains its own confidential information; or

c)                                      to the extent necessary, to permitted sublicensees, licensees, collaborators, vendors, consultants, agents, attorneys, contractors and clinicians under written agreements of confidentiality at least as restrictive on those set forth in this Agreement, who have a need to know such information in connection with such Party performing its obligations or exercising its rights under this Agreement.

7.4                               Terms of this Agreement. The Parties agree that this Agreement and the terms hereof will be considered Confidential Information of both Parties but can be shared with potential sublicensees, banks, investors or acquirers to the extent necessary to complete the subject transaction.

7.5                               No License. As between the Parties, Confidential Information disclosed hereunder shall remain the property of the disclosing Party. Disclosure of Confidential Information to the other Party shall not constitute any grant, option or license to the other Party, beyond those licenses expressly granted hereunder, under any Patent, Know-How or other rights now or hereinafter held by the disclosing Party.

7.6                               Confidentiality Breach Remedies. The Receiving Party acknowledges that money damages may not be a sufficient remedy for any breach of this Section 7, and the Disclosing Party will be entitled to seek specific performance and injunctive relief as remedies for any such breach. Such remedies will not be deemed to be the exclusive remedies for breach of this Section 7 but will be in addition to all other remedies available at law or equity to the Disclosing Party. In addition, in the event of a Severe Confidentiality Breach (as defined below) by either Party, the other Party shall in good faith notify the first Party of the alleged and evidenced Severe Confidentiality Breach and (i) if ADCT alleges that ADAGENE has committed such Severe Confidentiality Breach, ADCT shall be entitled to suspend payment of [***] of any outstanding or future payments due to ADAGENE under this Agreement and/or the License Agreement; and (ii) if ADAGENE alleges that ADCT has committed such Severe Confidentiality Breach, ADAGENE shall be entitled to collect [***] of the future payments it would otherwise receive from ADCT under this Agreement, in each case subject to the following (each, an “Automatic Remedy”). Should the alleged breaching Party dispute the existence of a Severe Confidentiality Breach, it shall show all necessary evidence to support its position. If the evidence shown is deemed insufficient by the Party alleging such breach, the issue may be escalated by the Party alleging such breach to the CEOs of both Parties, who shall strive to find an amicable resolution of the matter within ten (10) business days from the day the issue was escalated to them. If no amicable resolution can be found, the alleged breaching Party may use the arbitration process under Section 12.2 for settlement. If the arbitration decision confirms a Severe Confidentiality Breach by a Party under this Agreement, the Automatic Remedy shall continue for the term of this Agreement and/or the License Agreement and the Party alleging breach may seek additional damages from the alleged breaching Party in accordance with this Agreement. If the arbitration decision confirms that the alleged breaching Party has not committed a Severe Confidentiality Breach, then: (a) if ADCT is the Party alleging such breach, ADCT shall be responsible for all past and future payments due under this Agreement and shall be liable for paying to ADAGENE within seven (7) days of the arbitration decision, all payments unduly suspended since the confidentiality breach notice to ADAGENE with an annual interest rate of at the Prime Rate (as quoted in the Wall Street Journal) plus two percent (2%), to be calculated from the day those payments became due until effective payment date; or (b) if ADAGENE is the Party alleging such breach, ADAGENE shall refund to ADCT within seven (7) days of the arbitration decision, all over-payments unduly collected from ADCT since the confidentiality breach notice to ADCT with an annual interest rate of at the Prime Rate (as quoted in the Wall Street Journal) plus two percent (2%), to be calculated from the day those payments became due until effective payment date. “Severe Confidentiality Breach” shall mean: (1) a breach of Section 4.8; and (2) with respect to both Parties, any disclosure of the portion of SAFEbody Technology that is strictly confidential such that such disclosure has enabled a Third Party to perform the SAFEbody Technology in a manner substantially similar to ADAGENE and resulted in ADAGENE’s competitive advantage in SAFEbody Technology, in each case without regard to the existence, validity or enforceability of any ADAGENE Patents; provided, however, that ADAGENE shall be free to disclose its SAFEbody Technology as necessary, in the ordinary course of business to seek patent protection, if permitted under Section 4.8, on the SAFEbody Technology and to disclose the SAFEbody Technology to its actual and potential bona fide acquirers and licensees under an obligation of confidentiality at least as restrictive as those confidentiality obligations contained in this License Agreement, and provided always that ADAGENE shall be and remain solely and exclusively liable towards ADCT for any Severe Confidentiality Breach by any such acquirers and licensees; and (3) in addition, with respect to ADAGENE, any disclosure regarding [***] SAFEbody ADC (including the PBD) that would implicate ADCT as in any manner having any interest or involvement with [***] SAFEbody or [***] SAFEbody ADC. In the event of a dispute of such alleged Severe Confidentiality Breach, the Party for which the dispute is finally decided against will reimburse the other Party for all internal and out-of-pocket costs and fees incurred by such other Party in connection with such dispute. Neither Party shall disclose any of its Confidential Information to the other Party that, in the event of an unintended disclosure by the receiving Party, would cause the receiving Party to commit a Severe Confidentiality Breach, unless and until first obtaining the receiving Party’s express prior written consent, and any such Confidential Information disclosed by a Party to the receiving Party without such express prior written consent shall excuse the receiving Party from its compliance obligation of this Section; provided, however, that disclosure by ADAGENE to ADCT of SAFEbodies or masking peptides that meet the Criteria in accordance with Section 2.1.3 or 2.1.5 shall not require any prior written consent.

8.                                      REPRESENTATIONS AND WARRANTIES

8.1                               Representations and warranties.

8.1.1                     Each Party represents and warrants to the other Party that:

a)             it is validly organized and in good standing under the laws of its jurisdiction of incorporation;

b)             it is permitted to enter into this Agreement; and

c)              the terms of this Agreement are not inconsistent with other contractual obligations (express or implied) it has or may have; and

d)             all research conducted by it under the Development Plan will comply with all applicable government laws, regulations and guidelines, including, but not limited to, those relating to good laboratory practices, good manufacturing practices if applicable, animal testing, biotechnological research and to the handling and containment of hazardous and biohazardous materials, and any other laws, regulations, practices, guidelines and the like which compliance is required in the US and EU for the purpose of (A) IND Applications or (B) a BLA application (“BLA”) filed with the U.S. Food and Drug Administration or any successor application thereto for approval to sell a biological product and any foreign equivalent of any such BLA application filed with the applicable regulatory authority; and

e)              it will comply at all times with all applicable laws and regulations; and

f)               it will comply at all times with the Bribery Act 2010 of the United Kingdom (“Bribery Act”), the Foreign Corrupt Practices Act 1977 of the United States of America (“FCPA”), and any other applicable anti-bribery and anti-corruption laws and regulations.

8.1.2                                             ADAGENE warrants that:

a)             neither ADAGENE nor any of its Affiliates has entered, or shall enter, into any agreement with any Third Party that conflicts with the rights conveyed in this Agreement and in the License Agreement to ADCT; and

b)             (i) to the knowledge of ADAGENE as of the Effective Date, neither practice of the SAFEbody Technology and other ADAGENE IP Rights contemplated under this Agreement nor the use or composition of the [***] SAFEbody, infringes or misappropriates any Third Party IP Rights and that (ii) to the knowledge of ADAGENE as of the date ADAGENE develops or supplies a [***] SAFEbody or a [***] SAFEbody to ADCT, ADAGENE will not develop a [***] SAFEbody and [***] SAFEbody in a manner that would infringe or misappropriate any Third Party IP Rights, or deliver to ADCT any [***] SAFEbody and [***] SAFEbody that would infringe or misappropriate any Third Party IP Rights, other than in each case such infringement or misappropriation was caused by the antibody provided by ADCT to ADAGENE;

c)              as of the Effective Date, ADAGENE has not filed any patent application which will create a material prior art issue under Section 4.8 except as expressly disclosed in Annex 5.

8.1.3                                                             ADCT warrants that: (a) as of the Effective Date, ADCT has no knowledge of any infringement of ADCT Intellectual Property by any Third Party; and (b) to the knowledge of ADCT as of the supplies a [***] Antibody or a [***] Antibody to ADAGENE, ADCT will not deliver any [***] Antibody or [***] Antibody that is proprietary to a Third Party to ADAGENE for ADAGENE’s use to generate SAFEbodies under this Agreement, without first obtaining ADAGENE’s prior written consent.

8.2                               No Use of Debarred Person. During the Term, each Party agrees that it will not use (and will cause its Affiliates not to use) any employee or consultant that is debarred by any regulatory authority or, to the best of such Party’s knowledge, is the subject of debarment proceedings by any regulatory authority. If either Party learns that any employee or consultant performing on its behalf (including by an Affiliate) under this Agreement has been debarred by any regulatory authority, or has become the subject of debarment proceedings by any regulatory authority, such Party will promptly notify the other Party and will prohibit such employee or consultant from performing on its behalf (including by an Affiliate) under this Agreement.

8.3                               Warranty Disclaimer. EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED AND DOES NOT ASSUME ANY RESPONSIBILITIES WHATSOEVER WITH RESPECT TO THE USE, OR OTHER DISPOSITION OF IP AND MATERIALS BY A PARTY TO THE OTHER UNDER THIS AGREEMENT. WITHOUT LIMITING THE FOREGOING, NEITHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

9.                                      PUBLICITY, PUBLICATION, USE OF NAMES

9.1                               Publicity.

9.1.1                                             The Parties have agreed to an initial press release attached as Annex 6, which will be released by the Parties within ten (10) days after the Effective Date (the “Initial Press Release”). Neither Party will make any subsequent press release or other public disclosure regarding this Agreement or the transactions contemplated hereby without the other Party’s express prior written consent, which shall not be unreasonably withheld or delayed; provided, that no consent will be required for any release of information that was already included in the Initial Press Release or any other approved release. For the purpose of this Section 9.1, if a party elects to make a public announcement, and at least ten (10) business days in advance of such planned press release or public announcement it shall provide a draft to the other Party for review. The reviewing Party shall have the right to require changes, in particular to request deletion of its Confidential Information and financial terms under this Agreement or the transactions contemplated hereunder, from the planned press release or announcement, and the other Party shall delete any Confidential Information and reasonably and in good faith consider and implement any other changes requested by the reviewing Party.

9.1.2                                             It is further agreed between the Parties that in the event ADCT elects to activate the License Agreement in accordance with Section 5.2, the Parties shall issue a joint press-release, which timing and content shall be agreed upon in advance and in writing between the Parties in accordance with this Section 9.1.

9.1.3                                             The Parties agree that they may issue future joint announcements concerning ADCT’s achievement of any significant milestones under this Agreement or the License Agreement, provided that the content of any such announcement has been mutually agreed upon in advance and in writing by the Parties.

9.2                               Publication. Neither Party shall publish or present the Materials or the Results without the prior written consent of the other Party. Prior to making any oral or written public presentation and/or submitting or presenting a manuscript, poster, abstract, publication, or other materials relating to the Materials or Results under this Agreement to a publisher, reviewer, or other outside person (“Publication”), the publishing Party shall provide to the other Party a copy of all such Publication in English language, and the other Party shall have thirty (30) days from receipt to review and comment. Upon the other Party’s request, the publishing Party shall (i) remove any Confidential Information; and/or (ii) discuss with the other Party and consider in good faith any of the other Party’s suggestions and amendments proposed with respect to the Publication, and the timing of the disclosure; and/or (iii) delay the Publication for a period of up to sixty (60) days from the date the other Party receives the proposed Publication, in order to allow the other Party to protect its interests in any IP Rights described in any such Publication.

9.3                               No Right to use names. Except as expressly provided herein, no right, express or implied, is granted by this Agreement to use in any manner the other’s Party symbol, logo or trademark of the other Party in connection with this Agreement unless authorized in writing by the other Party.

10.                               TERM AND TERMINATION

10.1                        Term. This Agreement shall commence on the Effective Date and shall continue until (i) expiry of the [***] Option Period in case [***] is not initiated by ADCT in accordance with Section 2.1.4; or (ii) expiry of the [***] Option Period in case [***] is initiated by ADCT in accordance with Section 2.1.4, unless terminated earlier in accordance with the terms and conditions of this Agreement (“Term”).

10.2                        Termination by ADCT. ADCT may terminate this Agreement in its entirety or on a Target-by-Target basis at any time and for any reason upon thirty (30) days prior written notice to ADAGENE.

10.3                        Termination by either Party. Either Party may terminate this Agreement in its entirety or on a Target-by-Target basis:

10.3.1              upon any other material breach (other than any confidentiality breach) by the other Party of the material terms or conditions of this Agreement, which breach cannot be, or is not cured within thirty (30) days after the breaching Party receives written notice by the non-breaching Party regarding such breach, provided that, if the other Party disputes such alleged breach, such termination shall not become effective unless and until such dispute is resolved in favor of the Party alleging such breach; or

10.3.2              upon immediate written notice upon the other Party becoming insolvent or bankrupt or making an assignment for the benefit of its creditors, upon appointment of a trustee or receiver for the other Party or all or substantially all of its property, or upon the filing of a voluntary or involuntary petition by or against the other Party under any bankruptcy or insolvency law, or any similar law.

10.4                        Consequences of termination.

10.4.1              Subject to Section 12.11 and except to the extent required for the execution of the License Agreement and the [***] License, upon the expiration or termination of this Agreement,

a)             any licenses granted hereunder pursuant to this Agreement shall immediately terminate; and

b)             ADCT shall (i) discontinue use of (A) the ADAGENE Materials (B) ADAGENE Background IP and other IP Rights; (C) ADAGENE’s Confidential Information, and (D) the Conjugated Materials and (ii) destroy or return to ADAGENE, as instructed by ADAGENE, ADAGENE Confidential Information and ADAGENE Materials, and (iii) destroy any remaining quantity of Conjugated Materials; and

c)              ADAGENE shall discontinue the use of ADCT’s Confidential Information, and destroy or return to ADCT, as instructed by ADCT, such Confidential Information; and

d)             If not activated yet in accordance with Section 5.2, the License Agreement shall be null and void and not enter into force; and

e)              If not executed yet in accordance with Section 5.4, the [***] License shall be null and void and not enter into force; and

f)               In case ADCT has not activated the License Agreement in accordance with Section 5.2, Section 6 shall be null and void.

10.4.2              In the event that: (i) ADCT does not exercise the [***] Option or the [***] License Option and (ii) the JSC had authorized ADCT to file a patent application (or any resulting patent) on the [***] SAFEbody and/or the [***] SAFEbody as the case- may be, ADCT shall (a) assign to ADAGENE or its designee any such patent application or patent specifically relating to the [***] SAFEbody Panel and/or the [***] SAFEbody Panel, (b) abandon any such patent application or patent that is not described in subsection (a) and is solely owned by ADCT; and (c) attempt in good faith to seek abandonment of any such patent application or patent that is not described in subsection (a) and is jointly owned by ADCT and its Third Party licensor(s). Prior to the its exercise of the [***] Option or the [***] License Option, ADCT will not assign any patent applications or patents on the [***] SAFEbody or [***] SAFEbody to any Third Party, except to its Third Party licensor, as required by ADCT’s written agreement with such Third Party licensor.

10.4.3              For clarity, any termination of this Agreement shall not termination the License Agreement with respect to the License Agreement that is already effective as of the date of the termination of this Agreement.

11.                               INDEMNIFICATION; LIMITATION OF LIABILITY

11.1                        ADAGENE indemnity. ADAGENE will indemnify, hold harmless and defend ADCT, its Affiliates, and their respective directors, officers, employees and agents (each an “ADCT Indemnitee”) against any and all losses, damages, liabilities, judgments, fines, amounts paid in settlement, expenses and costs of defense (including, without limitation, reasonable attorneys’ fees and witness fees) (“Losses”) resulting from any claim, action or proceeding brought or initiated by a Third Party (“Third Party Claim”) against them to the extent that such Third Party Claim arises out of (a) the breach or alleged breach of any representation or warranty by ADAGENE under this Agreement; or (b) the gross negligence or willful misconduct of ADAGENE, its Affiliates or their respective Representatives; or (c) the use, handling, or storage of ADAGENE Materials by ADAGENE or by ADCT as a result of following any specific instruction received from ADAGENE; or (d) from ADAGENE’s conduct and activities pursuant to the Development Plan; provided, that such indemnity shall not apply to the extent ADCT has an indemnification obligation pursuant to Section 10.2 hereof.

11.2                        ADCT indemnity. ADCT will indemnify, hold harmless and defend ADAGENE, its Affiliates, and their respective directors, officers, employees and agents (each, a “ADAGENE Indemnitee”) against any and all Losses resulting from any Third Party Claim against them to the extent that such Third Party Claim arises out of (a) the breach of any representation or warranty by ADCT under this Agreement; or (b) the gross negligence or willful misconduct of ADCT, its Affiliates or their respective Representatives; or (c) the use, handling, or storage of ADAGENE Material or Conjugated Material by ADCT or from ADCT’s conduct and activities pursuant to the Development Plan; provided, that such indemnity shall not apply to the extent ADAGENE has an indemnification obligation pursuant to Section 10.1 hereof.

11.3                        Conditions to indemnification. A Party seeking indemnification under this Section 10 (the “Indemnified Party”) in respect of a Third Party Claim shall give prompt notice of such Third Party Claim to the Party from which recovery is sought (the “Indemnifying Party”) and shall permit the Indemnifying Party to assume direction and control of the defense of the Third Party Claim, provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the defense or settlement of such Third Party Claim as the defense or settlement relates to the Indemnified Party, and (b) shall not settle or otherwise resolve such Third Party Claim without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may, without the Indemnified Party’s prior written consent, agree or consent to any settlement or other resolution of such Third Party Claim which requires solely money damages paid by the Indemnifying Party.

11.4                        Limitation of liability. EXCEPT FOR EITHER PARTY’S BREACH OF SECTIONS 4 AND 7 HEREOF, NEITHER PARTY WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES RESULTING FROM LOSS OF PROFITS OR LOSS OF BUSINESS). A Party’s monetary liability under a Third Party Claim for such Third Party’s special, incidental, indirect or consequential damages, or for any exemplary or punitive damages payable to such Third Party in connection with such Third Party Claim, shall be deemed to be the direct damages of such Party for purposes of this Section 11.4.

12.                               MISCELLANEOUS

12.1                        Governing law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any choice of law principle that would dictate the application of the law of another jurisdiction and excluding of the United Nations Convention on Contracts for the International Sale of Goods. This Agreement has been prepared in the English language and the English language shall control its interpretation.

12.2                        Arbitration. The Parties agree to use their reasonable efforts to resolve any dispute arising out of this Agreement by amicable negotiation. The Parties shall be obligated to provide each other written notice of a dispute arising out of this Agreement. If any dispute arising out of this Agreement, including validity, breach, or termination thereof, cannot be resolved within thirty (30) days after notice of such dispute, then such dispute shall be settled through binding arbitration conducted by the International Chamber of Commerce in accordance with the then prevailing Rules of Arbitration of the International Chamber of Commerce in force on the date when the notice of arbitration is submitted (for purposes of this Section, the “Rules”), except as modified in this Agreement, applying the substantive law specified in this Section. The number of arbitrators shall be three (3), wherein each of the Parties select one of the arbitrators and the selected arbitrators shall select the third arbitrator. All arbitrators shall have expertise in the pharmaceutical industry. The arbitration shall take place in New York city and shall be conducted in English.

12.3                        Notices. Except as otherwise expressly provided in the Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and will be effective (a) on the date of delivery, if delivered in person; (b) on the date of receipt, if sent by email (with delivery confirmed); or (c) on the date of receipt, if sent by private express courier or by first class certified mail, return receipt requested. Any notice sent via email shall be followed by a copy of such notice by private express courier or by first class mail. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Article 12.3 by sending written notice to the other Party.

If to ADCT:

ADC Therapeutics SA

Route de la Corniche 3b

1066 Epalinges

Switzerland

Attn: General Counsel, Dominique Graz

Email: [***]

If to ADAGENE:

ADAGENE Inc.

Attn.:Kristine She

VP of Operations

Adagene (Suzhou) Limited

3F, Building C14,218 Xinghu St.,

Suzhou Industrial Park, China 215123

Email: [***]

12.4                        Independent contractors. The Parties hereto are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties.

12.5                        Entire agreement. This Agreement and its Annexes constitute the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all prior oral and written communications, negotiations, representations, agreements, between the Parties with respect to the subject matter of this Agreement.

12.6                        Amendment. No amendment, change or modification to this Agreement shall be effective unless in writing and executed by an authorized Representative of each Party.

12.7                        Waiver. No course of dealing or failure of either Party to strictly enforce any term, right or condition of this Agreement shall be construed as a general waiver or relinquishment of such term, right or condition. Any waiver of any provision of this Agreement must be consented to by the non-waiving Party and shall not constitute a waiver of any other provision of this Agreement by implication or estoppel.

12.8                        Assignment. Neither Party may assign this Agreement without the prior written consent of the non-assigning Party. Notwithstanding the foregoing, either Party may assign this Agreement to (i) an Affiliate or (ii) any purchaser of all or substantially all of the assets of such Party or to which this Agreement relates, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation of such Party with or into such corporation or entity. Subject to the foregoing, this Agreement will benefit and bind the Parties’ successors and assigns.

12.9                        No agency. The Parties hereto understand and agree that this Agreement is limited to the activities, rights and obligations as expressly set forth herein. Nothing in this Agreement shall be construed to establish any agency, employment, partnership, joint venture, franchise or similar or special relationship between the Parties. Neither Party shall have the right or authority to assume or create any obligations or to make any representations, warranties or commitments on behalf of the other Party, whether express or implied, or to bind the other Party in any respect whatsoever.

12.10                 Headings. The captions and headings to this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

12.11                 Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause or combination of this Agreement is in violation of any law or is found to be otherwise unenforceable, such sentence, paragraph, clause or combination of the same shall be deleted and the remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.

12.12                 Survival. In addition to any provisions that specify survival or non-survival in the event of expiration or termination of this Agreement, the provisions of Sections 2.2, 4, 6, 7, 8, 9, 10, 11 and this Section 12 shall survive any termination of this Agreement.

12.13                 Affiliates. Each Party shall have the right to exercise its rights or perform its obligations through one (1) or more of its Affiliates, provided that such Party shall remain primarily responsible for the action or omission of such Affiliates, subject to Section 12.14.

12.14                 Guarantee. ADAGENE hereby agrees to be primarily responsible for the actions and/or omissions of ADAGENE and ADAGENE Affiliates under this Agreement and shall guarantee ADAGENE’s and ADAGENE Affiliates’ performance under this Agreement. In the event ADAGENE or any of the ADAGENE Affiliates assigns directly or indirectly any ADAGENE Patents and/or the SAFEbody Technology to another person or entity, such assignment shall only be valid towards ADCT if such person or entity has validly agreed in writing to assume all obligations of its assignor under this Agreement, including, in particular, such primary responsibility and guarantee hereunder. Any assignment not in compliance with this Section 12.14 shall be null, void and of no effect.

12.15                 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. If any signature is delivered by e-mail delivery of a “pdf” format, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such “pdf” signature page were an original thereof.

[Signature page follows — the rest of this page intentionally left blank.]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective officers hereunto duly authorized, on the date set forth above.

ADC Therapeutics SA

By:	/s/ C J Martin
Name:	C J Martin
Title:	CEO

ADAGENE Inc.

By:	/s/ Peter Luo
Name:	Peter Luo
Title:	4/12/2019

Annex 1

Development Plan

[***]

Annex 2

License Agreement

(Provided separately)

Annex 3

Chinese Territory License Terms

(Provided separately)

Annex 4

[***] Reserved Target

[***]

Annex 5

ADAGENE PATENT APPLICATIONS AND KNOW-HOW

[***]

Annex 6

Initial Press Release

(Provided separately)

Annex 7

List of ADAGENE Affiliates

with registered address and contact details

[***]